--------------------------------------------------------------------------------
TO OUR SHAREHOLDERS                                             JANUARY 31, 1996
--------------------------------------------------------------------------------

[PHOTOGRAPH OF PRESIDENT STUART H. REESE APPEARS HERE]

It is a pleasure to submit to you MassMutual Participation Investors' Annual Report covering the year ended December 31, 1995. This has been a particularly rewarding year for investors after weathering the difficult markets of 1994. The Trust's results this year included an increase in the quarterly dividend to $.19 per share from $.18 per share paid during the first three quarters; increased net investment income; a net asset value at a record level; the realization of significant capital gains; and sixteen new private placement investments.

PORTFOLIO ACTIVITY

During the fourth quarter, net investment income was 18.1 cents per share. As we mentioned in our last quarterly report, two of our private placement issuers, CompuCom Systems, and Exide Electronics, forced conversion of our notes into stock. Since this occurred in the fourth quarter, our earnings were slightly lower than expected. However, we were very active in the private placement market during the quarter as we closed six new investments totalling approximately $6.7 million. The six new investments are Consumer Product Enterprises, Inc., Maloney Industries, Inc., Pharmaceutical Buyers, Inc., Sequentia, Inc., Unidata, Inc., and an add-on investment in Latin Communications Group. (A brief description of these companies is provided in the Schedule of Investments.) The fixed income components of these investments have an average coupon of over 11.5% and offer the potential of capital gains via their equity features. For the year, our sixteen new investments helped bring the Trust's net investment income up to $.73 per share from $.66 per share in 1994.

We were also very active in the 144A market during the year, where we purchased seventeen issues at a cost of nearly $6.9 million. The 144A issues are restricted in the sense that they can only be resold to qualified institutional buyers. However, due to the number of qualified buyers participating in the market, most essentially trade like public securities. Many of the 144A securities we purchased this year were either sold at a gain, or have since converted to public securities through registration and face no trading restrictions. The remainder are listed in our Corporate Restricted Securities section of the Schedule of Investments.

EQUITY ORIENTATION

Medium- to long-term corporate debt obligations which provide the Trust with current income and enable us to pay dividends and expenses, are the core of Participation Investors' portfolio. Sometimes our investments provide the Trust with the opportunity to participate in any future prosperity of a company by means of an equity participation feature. Our equity participation is normally obtained through conversion features, warrants to purchase common stock or the direct purchase of the issuer's common stock. As of January 15, 1996, there were six private placement portfolio companies, whose stock are publicly traded, in which the combined stock market value exceeded the Trust's cost by approximately $5.1 million. At December 31, 1995, equity related issues accounted for approximately 28% of the portfolio.

                           [PIE CHART APPEARS HERE]

CAPITAL GAINS

For the year, we generated over $2.8 million in capital gains, offset the Trust's $2.2 million capital loss carryforward, and realized nearly $581,500 in net gains. The following table lists some of the larger capital gains realized from partial or complete dispositions of investments from our private portfolio. Capital gains in CompuCom Systems, Inc., and Nu Horizons Electronics Corp., were realized in the fourth quarter.


         Issuer                                           Gain ($000s)
         ------                                           ------------
         CP Clare Corporation                                  743
         CompuCom Systems, Inc.                                497
         Corrections Corporation of America                    109
         Golden States Vintners                                188
         National R.V., Inc.                                   138
         Nu Horizons Electronics Corp.                         251
         RailTex, Inc.                                         206
         Schwitzer U.S., Inc.                                  253
         Wirckraft Industries, Inc.                            142

Of the total net gains realized during the year, roughly $750,000 were from our public portfolio. Participation Investors continues to be successful in finding relative values and generating additional income and gains from the public markets.

PERFORMANCE

From a performance perspective, investors in the Trust did very well. With our net asset value per share setting record-high levels during the year, we ended 1995 at an all-time high of $10.34, after dividends and taxes, as compared to $8.84 per share at the end of 1994. The Trust's total return performance for the year ended December 31, 1995 based on stock market price and reinvestment of dividends was 34.7%, while based on earnings and change in net asset value total return was 26.1%. In comparison, the Lehman Brothers Government/Corporate Bond Index was up 19.2% and the Standard & Poor's Industrial Stock Index was up 34.6% for the same period. The following chart shows the performance of Participation Investors over the last three years compared to some recognized benchmarks.


                       [PERFORMANCE CHART APPEARS HERE]

On The Economic Front

The past year saw the continuation of a very good economic environment for investors in both stocks and bonds. The U.S. economic growth rate as measured by Gross Domestic Product continued to slow throughout the year from its heated level of 4.1% in 1994 to roughly 2.5% in 1995. The Federal Reserve Board, which had been raising rates during 1994 in an attempt to slow growth somewhat, was able to change course and move rates lower. Because the economy is cyclical, the Fed wanted growth to slow to a more moderate, sustainable level - a "soft landing" from 1994's rapid pace - to prolong the positive part of the current economic cycle.

While the Federal Reserve Board actually increased rates as late as February 1995, the bond market had begun to rally as early as November 1994 on the belief that growth would slow enough to indicate a change in monetary policy. The market was correct. The Fed's February rate increase of 1/2 point was followed during the year by two cuts of 1/4 point each in July and December. Yields on U.S. securities fell significantly during this period, which drove dramatic price appreciation for Treasuries. The prices in most other bond sectors followed suit, with 1995 resulting in one of the strongest bull markets for bonds in history.

Backed by low interest rates and a strong bond market, stocks reached all-time highs in 1995. The Dow Jones Industrial Average made new highs almost daily, hitting a peak of 5216 and closing the year at 5117. In addition to support from the bond market, stocks reacted to continued positive earnings reports, merger and consolidation activity, an improving export picture and increasing productivity and efficiency throughout corporate America.

Even in the face of a slower economy, sales and earnings remained strong through the end of 1995. The U.S. had its biggest productivity gain on record in 1995 and exports grew, aided in the early part of the year by a weak dollar, which in turn created improvements in trade. Going into 1996, we expect to see exports remain strong, as U.S. businesses recognize that future growth will come in part from operating in a global market. This opinion is supported by the heavy outlays we have seen for business equipment, which should further enhance competitiveness, productivity and export activity for the coming year.

We expect this environment will lead to a satisfactory flow of investment opportunities for the Trust. Thank you for your continued support and interest in Participation Investors.

                                                       Sincerely,

                                                       /s/ Stuart H. Reese

                                                       Stuart H. Reese
                                                       President

Tax Information

Dividends received by shareholders from net investment income must be reported for federal income tax purposes as ordinary income. Dividend payments made in May, August, November 1995, and January 1996 are taxable in the 1995 tax year. The Trust distributed $.73 per share of net investment income for the year 1995.

In years when net long-term capital gains are realized, the Board of Trustees either votes to retain the gains for reinvestment, or to distribute them to shareholders. For 1995, the Trustees voted to retain the gains for future growth. These gains, even though not distributed to shareholders, are taxable. In January 1996, the Trust distributed IRS Form 2439 to shareholders of record as of December 29, 1995. Your proportionate share of the retained capital gains is reported on Line 1 of the form ($.063090 per share) and must be reported on Schedule D of your income tax return as long-term capital gains. Since the Trust paid the required federal income tax on the retained capital gains, you are entitled to a tax credit. Your share of the tax paid by the Trust is shown on Line 2 of IRS Form 2439 ($.022082 per share) and should be reflected on your tax return as a tax credit (which will reduce your Federal income tax liability and might result in a tax refund). Those shareholders whose accounts are not subject to federal capital gains tax (e.g. charitable organizations, IRAs and Keogh Plans) can claim a refund by filing Form 990-T. In addition, all shareholders are entitled to increase, for federal income tax purposes, the cost basis of their shares by the excess of Line 1 over Line 2. This amounts to $.041008 per share.

The extent to which the following dividend payments qualify (as provided in the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations, is shown in the table below. Also shown is the amount of interest earned on U.S. Government obligations.

                  Qualified for Dividend               Interest Earned On
 Annual             Received Deduction              U.S. Government Obligation
Dividend            ------------------              --------------------------
 Amount           Percent   Amount Per Share        Percent      Amount Per Share
--------          -------   ----------------        -------      ----------------
  $.73            2.5748%       $0.0188             1.6255%          $0.0119

STATEMENT OF ASSETS AND LIABILITIES          MassMutual Participation Investors
December 31, 1995 and 1994

                                                                                  1995            1994
                                                                              ------------    ------------
Assets:
Investments (Notes 2A, 2B and 6)
 (See Schedule of Investments)
 Corporate restricted securities at fair value
  (Cost 1995 - $62,704,806; 1994 - $56,498,926)                               $ 69,576,592    $ 55,921,260
 Corporate public securities at market value
  (Cost 1995 - $23,690,129; 1994 - $26,019,187)                                 26,399,294      24,958,852
Short-term securities at cost plus earned discount which
 approximates market value                                                      11,611,375         610,000
                                                                              ------------    ------------
                                                                               107,587,261      81,490,112
Cash                                                                                28,405          12,641
Interest and dividends receivable, net                                           1,804,874       1,603,944
Receivable for investments sold                                                    866,010          79,828
                                                                              ------------    ------------
     Total assets                                                             $110,286,550    $ 83,186,525
                                                                              ============    ============

Liabilities:
Dividend payable                                                              $  1,751,166    $  1,474,666
Payable for investments purchased                                                  500,000              --
Management fee payable (Note 4)                                                    214,394         183,219
Note payable (Note 5)                                                           12,000,000              --
Interest payable (Note 5)                                                          170,940              --
Accrued expenses                                                                   160,389          98,054
Accrued taxes (Note 2D)                                                            203,518              --
                                                                              ------------    ------------
     Total liabilities                                                          15,000,407       1,755,939
                                                                              ============    ============

Net Assets:
Shares of beneficial interest, par value $.01 per share;
 an unlimited number authorized                                                     92,167          92,167
Additional paid in capital                                                      84,895,820      84,895,820
Retained net realized gain on investments, prior years                             204,495         204,495
Undistributed net investment income (Note 2D)                                      134,748         121,227
Accumulated net realized gain (loss) on investments (Note 3)                       377,962      (2,245,122)
Net unrealized appreciation (depreciation) of investments (Notes 2A and 6)       9,580,951      (1,638,001)
                                                                              ------------    ------------
     Total net assets                                                           95,286,143      81,430,586
                                                                              ------------    ------------

     Total liabilities and net assets                                         $110,286,550    $ 83,186,525
                                                                              ============    ============

Shares of beneficial interest issued and outstanding                             9,216,665       9,216,665
                                                                              ============    ============

Net asset value per share                                                     $      10.34    $       8.84
                                                                              ============    ============

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
4

STATEMENT OF OPERATIONS                      MassMutual Participation Investors
For the years ended December 31, 1995 and 1994

                                                                                  1995            1994
                                                                              ------------    ------------
Investment Income (Note 2B):
Interest                                                                      $  8,088,960    $  7,057,641
Dividends                                                                          173,463         106,150
                                                                              ------------    ------------
     Total income                                                                8,262,423       7,163,791
                                                                              ------------    ------------

Expenses:
Management fee (Note 4)                                                            822,845         751,532
Trustees' fees and expenses                                                         50,625          51,299
Transfer Agent/Registrar's expenses                                                 90,187          70,454
Custodian's fees                                                                    18,647          23,834
Interest (Note 5)                                                                  378,840              --
Reports to shareholders                                                             56,787          56,287
Audit and legal                                                                     70,731          67,356
Other                                                                               32,075          28,016
                                                                              ------------    ------------
     Total expenses                                                              1,520,737       1,048,778
                                                                              ------------    ------------
Net investment income                                                            6,741,686       6,115,013
                                                                              ------------    ------------

Net realized and unrealized gain (loss) on investments (Notes 2A and 2B):
Realized gain (loss) on investments (Note 3)                                     2,826,602        (205,081)
Provision for federal income tax (Note 2D)                                        (203,518)             --
                                                                              ------------    ------------
Net realized gain (loss) on investments (Note 3)                                 2,623,084        (205,081)
Net change in unrealized appreciation/depreciation of investments               11,218,952      (2,597,529)
                                                                              ------------    ------------
     Net gain (loss) on investments                                             13,842,036      (2,802,610)
                                                                              ------------    ------------
Net increase in net assets resulting from operations                          $ 20,583,722    $  3,312,403
                                                                              ============    ============

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS                      MassMutual Participation Investors
For the years ended December 31, 1995 and 1994

                                                                                  1995            1994
                                                                              ------------    ------------

Net increase (decrease) in cash:
Cash flows from operating activities:
 Interest and dividends received                                              $  7,444,894    $  6,440,703
 Interest expense paid                                                            (207,900)             --
 Operating expenses paid                                                        (1,048,387)     (1,011,445)
                                                                              ------------    ------------
     Net cash provided by operating activities                                   6,188,607       5,429,258
                                                                              ------------    ------------

Cash flows from investing activities:
 Change in short-term portfolio securities, net                                (10,571,196)      6,610,189
 Purchase of portfolio securities                                              (51,299,056)    (47,064,845)
 Proceeds from disposition of portfolio securities                              50,149,075      41,112,877
                                                                              ------------    ------------
     Net cash (used for) provided by investing activities                      (11,721,177)        658,221
                                                                              ------------    ------------
     Net cash (used for) provided by operating and investing activities         (5,532,570)      6,087,479
                                                                              ------------    ------------

Cash flows from financing activities:
 Cash dividends paid from net investment income                                 (6,451,666)     (6,010,215)
 Cash dividends paid from return of capital                                             --         (72,784)
 Issuance of convertible senior note                                            12,000,000              --
                                                                              ------------    ------------
     Net cash provided by (used for) financing activities                        5,548,334      (6,082,999)
                                                                              ------------    ------------

Net increase in cash                                                                15,764           4,480

Cash - beginning of year                                                            12,641           8,161
                                                                              ------------    ------------
Cash - end of year                                                            $     28,405    $     12,641
                                                                              ------------    ------------

Reconciliation of net increase (decrease) in net assets to net cash from operating and investing activities:

Net increase in net assets resulting from operations                          $ 20,583,722    $  3,312,403
                                                                              ------------    ------------
 (Increase) decrease in investments                                            (26,097,149)      3,181,403
 Increase in interest and dividends receivable, net                               (200,930)       (457,543)
 (Increase) decrease in receivable for investments sold                           (786,182)         13,883
 Increase in payable for investments purchased                                     500,000              --
 Increase (decrease) in management fee payable                                      31,175          (6,026)
 Increase in interest payable                                                      170,940              --
 Increase in accrued expenses                                                       62,336          43,359
 Increase in accrued taxes                                                         203,518              --
                                                                              ------------    ------------
     Total adjustments to net assets from operations                           (26,116,292)      2,775,076
                                                                              ------------    ------------
     Net cash (used for) provided by operating and investing activities       $ (5,532,570)   $  6,087,479
                                                                              ============    ============

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
6

STATEMENT OF CHANGES IN NET ASSETS           MassMutual Participation Investors
For the years ended December 31, 1995 and 1994

                                                                                  1995            1994
                                                                              ------------    ------------

Increase (decrease) in net assets:
Operations:
 Net investment income                                                        $  6,741,686    $  6,115,013
 Net realized gain (loss) on investments                                         2,623,084        (205,081)
 Net change in unrealized appreciation/depreciation of investments              11,218,952      (2,597,529)
                                                                              ------------    ------------
 Net increase in net assets resulting from operations                           20,583,722       3,312,403

Dividends to shareholders from:
 Net investment income (1995 - $.73 per share; 1994 - $.65 per share)           (6,728,165)     (5,990,833)
                                                                              ------------    ------------

     Total increase (decrease)                                                  13,855,557      (2,678,430)

Net Assets, beginning of year                                                   81,430,586      84,109,016
                                                                              ------------    ------------

Net Assets, end of year (including undistributed net investment
 income in 1995 - $134,748; 1994 - $121,227)                                  $ 95,286,143    $ 81,430,586
                                                                              ============    ============

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                          MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------

Selected data for each share of beneficial interest outstanding for the periods ended:


                                                                                                               For the
                                                                                                               period
                                                                                                               10/6/88
                                                          For the years ended December 31,                   (Inception)
                                        -------------------------------------------------------------------    through
                                          1995      1994      1993      1992      1991      1990      1989    12/31/88
                                        -------   -------   -------   -------   -------   -------   -------   ---------
Net asset value:
 Beginning of period                    $  8.84   $  9.13   $  8.58   $  8.58   $  8.29   $  9.14   $  9.21   $    9.30
                                        -------   -------   -------   -------   -------   -------   -------   ---------
Net investment income                       .73       .66       .68       .69       .82       .87       .86         .12

Net realized and unrealized gain
 (loss) on investments                     1.50      (.30)      .57       .07       .35      (.84)     (.05)       (.07)
                                        -------   -------   -------   -------   -------   -------   -------   ---------
Total from investment operations           2.23       .36      1.25       .76      1.17       .03       .81         .05
                                        -------   -------   -------   -------   -------   -------   -------   ---------
Dividends from net investment
 income to common shareholders             (.73)     (.65)     (.69)     (.69)     (.82)     (.88)     (.84)       (.12)

Distributions from net realized
 gain on investments to common
 shareholders                                --        --        --      (.07)     (.06)       --      (.04)       (.02)

Distributions from return of capital
 to common shareholders                      --        --      (.01)       --        --        --        --          --
                                        -------   -------   -------   -------   -------   -------   -------   ---------
Total distributions                        (.73)     (.65)     (.70)     (.76)     (.88)     (.88)     (.88)       (.14)
                                        -------   -------   -------   -------   -------   -------   -------   ---------
Net asset value:
 End of period                          $ 10.34   $  8.84   $  9.13   $  8.58   $  8.58   $  8.29   $  9.14   $    9.21
                                        =======   =======   =======   =======   =======   =======   =======   =========
Per share market value:
 End of period                          $  9.13   $  7.38   $  8.00   $  7.38   $  8.63   $  6.63   $  8.25   $    9.88
                                        =======   =======   =======   =======   =======   =======   =======   =========
Total investment return:
 Market value                             34.65%      .35%    17.67%    (6.33)%   44.00%    (9.82)%   (7.77)%     (1.00)%*

 Net asset value                          26.11%     4.03%    15.01%     9.11%    14.34%      .31%     9.10%        .54%*

Net assets (in thousands):
 End of period                          $95,286   $81,431   $84,109   $79,046   $78,763   $75,821   $83,584   $  84,149

Ratio of expenses to average
 net assets                                1.71%     1.25%     1.26%     1.26%     1.28%     1.23%     1.27%        .27%*

Ratio of net investment income
 to average net assets                     7.56%     7.30%     7.66%     7.89%     9.50%     9.79%     9.18%       1.73%*

Portfolio turnover                        59.27%    51.42%    34.28%    36.04%    32.98%    16.25%    77.84%      27.96%*

*Percentages represent results for the period stated and are not annualized.

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS                         MassMutual Partication Investors
--------------------------------------------------------------------------------
December 31, 1995


                                                      Shares, Units,
                                                       Warrants or                        Fair Value                   Fair Value
                                                        Principal       Acquisition     at Acquisition        Cost     at 12/31/95
Corporate Restricted Securities - 73.02%: (A)             Amount            Date             Date           (Note 2B)   (Note 2A)
                                                      --------------    -----------     --------------    ------------ ----------

Allen's Creek Enterprises, Inc.
A fully integrated industrial biotechnology
company.
    9.99% Senior Note due 2000                        $    750,000         3/23/90      $    736,800      $    750,000 $    794,700
                                                                                        ------------      ------------ ------------

American Exploration Company - A.S.E.
An independent oil and gas company engaged
principally in the acquisition, development and
management of oil and gas properties.
    11% Senior Subordinated Note due 2001             $  1,500,000        12/27/91         1,482,300         1,480,644    1,456,200
    Warrant, exercisable until 2001, to purchase
    40,513 shares of common stock at $22.37
    per share (B)                                      40,513 shs.        12/27/91            24,857            19,356       40,513
                                                                                        ------------      ------------ ------------
                                                                                           1,507,157         1,500,000    1,496,713
                                                                                        ------------      ------------ ------------
Ammirati & Puris, Inc.
An advertising agency that specializes in
representing a limited number of large and high
quality clients.
    14% Senior Secured Note due 1998                  $    250,000        11/23/93           244,900           250,000      281,175
                                                                                        ------------      ------------ ------------

Associated Natural Gas Corporation - N.Y.S.E.
A natural gas marketing company which purchases
and resells natural gas to utilities and
industrial users.
    9% Convertible Subordinated Note due 2004,
    convertible into 67,781 shares of Panhandle
    Eastern common stock at $22.13 per share          $  1,500,000        12/30/92         1,467,000         1,500,000    1,662,675
                                                                                        ------------      ------------ ------------

Atlantic Aviation Corporation
An operator and provider of business aircraft
services and fueling services to commercial airlines.
    9.85% Senior Note due 1999                        $    771,175         1/31/90           744,824           771,175      760,224
                                                                                        ------------      ------------ ------------


J. Baker, Inc. - O.T.C.
A wholesaler and retailer of shoes.
    11.21% Senior Subordinated Note due 1999          $  1,200,000         6/21/89         1,196,880         1,186,536    1,204,440
    Warrant, exercisable until 1999, to purchase
    25,714 shares of common stock at $20
    per share (B)                                      25,714 shs.         6/21/89             2,571            73,285        2,571
                                                                                        ------------      ------------ ------------
                                                                                           1,199,451         1,259,821    1,207,011
                                                                                        ------------      ------------ ------------

Berkshire Medical Center, Inc.
A non profit, regional acute care hospital.
    10.5% Senior Note due 1999                        $    784,091         5/15/89           784,091           784,091      830,274
                                                                                        ------------      ------------ ------------

Boyle Leasing Technologies, Inc.
A leasing company specializing in the leasing
and rental of microticket business equipment.
    12% Senior Subordinated Note due 2001             $  1,000,000         8/16/94           899,723           921,507    1,000,600
                                                                                        ------------      ------------ ------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1995


                                                      Shares, Units,
                                                       Warrants or                        Fair Value                   Fair Value
                                                        Principal       Acquisition     at Acquisition        Cost     at 12/31/95
Corporate Restricted Securities: (A) (Continued)          Amount            Date             Date           (Note 2B)   (Note 2A)
                                                      --------------    -----------     --------------    ------------ ----------

BP Prudhoe Bay Royalty Trust - N.Y.S.E.
A trust which shares in the production of petroleum
from the Alaskan North Slope.
    13,190 Units of Beneficial Interest                13,190 uts.         2/28/89      $    329,750      $    215,761 $    192,904
                                                                                        ------------      ------------ ------------

C & S Wholesale Grocers, Inc.
A food wholesaler in New England and New York.
    10.47% Senior Note due 2001                       $    300,000          7/3/91           304,371           300,000      329,310
                                                                                        ------------      ------------ ------------

Cains Foods, L.P.
A producer of mayonnaise, sauce and pickle
products for both the retail and food service
markets.
    10% Senior Secured Term Note due 2004             $    756,756         9/29/95           750,778           756,756      770,226
    11.5% Senior Subordinated Note due 2004           $    472,975         9/29/95           471,414           448,351      487,968
    Senior Secured Revolving Floating Rate
    Term Note due 2000                                $     75,676         11/6/95            75,676            75,676       75,676
    8% Junior Subordinated Convertible Note
    due 2004, convertible into 39 partnership
    points at $1,388.89 per point                     $     54,054         9/29/95            42,148            54,054       44,248
    Warrant, exercisable until 2006, to purchase
    19 partnership points at $.01 per point (B)            19 pts.         9/29/95                19            25,130           19
                                                                                        ------------      ------------ ------------
                                                                                           1,340,035         1,359,967    1,378,137
                                                                                        ------------      ------------ ------------

Catalina Lighting, Inc. - N.Y.S.E.
A designer, importer and distributor of residential
and office lighting fixtures.
    8% Convertible Subordinated Note due 2002,
    convertible into 50,000 shares of common
    stock at $7.50 per share                          $    375,000         3/31/94           355,013           375,000      358,982
                                                                                        ------------      ------------ ------------

The Chronicle Publishing Company
A media company including newspaper publishing,
television broadcasting and cable operations.
    9.5% Senior Note due 1997                         $    333,333         2/21/91           320,933           331,853      339,500
                                                                                        ------------      ------------ ------------

Classic Sports Partners, L.P.
A cable sports television network.
    Limited Partnership Interest (B)                    3,000 uts.         4/18/95           270,000           300,000      240,000
                                                                                        ------------      ------------ ------------

The Coast Distribution System - A.S.E.
A wholesale distributor of recreational vehicle and
marine parts and accessories.
    11.2% Senior Subordinated Secured Note
    due 1999                                          $    933,400         6/26/89           963,176           933,400      972,323
                                                                                        ------------      ------------ ------------

Columbia Sportswear Company
A manufacturer and marketer of outerwear and
sportswear.
    10.75% Senior Note due 1996                       $    187,500         6/20/89           190,875           187,500      190,913
                                                                                        ------------      ------------ ------------


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1995


                                                      Shares, Units,
                                                       Warrants or                        Fair Value                   Fair Value
                                                        Principal       Acquisition     at Acquisition       Cost      at 12/31/95
Corporate Restricted Securities: (A) (Continued)          Amount            Date             Date          (Note 2B)    (Note 2A)
                                                      --------------    -----------     --------------    ------------ ----------

CompuCom Systems, Inc. - O.T.C.
A personal computer dealer specializing in serving
corporate accounts.
    Common Stock (B)                                  536,861 shs.         9/24/92      $  1,167,630      $  1,181,095 $  4,845,171
                                                                                        ------------      ------------ ------------

Consumer Product Enterprises, Inc.
A manufacturer of colored acrylic felt for
consumer use.
    10.75% Senior Secured Term Note due 2003          $    699,790         12/8/95           706,998           699,790      710,357
    12% Senior Subordinated Note due 2005             $    461,400         12/8/95           463,292           436,053      466,937
    Senior Secured Floating Rate Credit
    Note due 2000                                     $    153,800         12/8/95           153,800           153,800      153,800
    Common Stock (B)                                   92,280 shs.         12/8/95            69,210            92,280       69,210
    Warrant, exercisable until 2005, to purchase
    69,210 shares of common stock at $.01
    per share (B)                                      69,210 shs.         12/8/95               692            25,426          692
                                                                                        ------------      ------------ ------------
                                                                                           1,393,992         1,407,349    1,400,996
                                                                                        ------------      ------------ ------------

Contico International, Inc.
A developer, manufacturer and marketer of
consumer, commercial and industrial plastic
products.
    12% Senior Subordinated Note due 2003             $    500,000         3/23/93           522,800           500,000      540,050
                                                                                        ------------      ------------ ------------
Control Devices, Inc.
A producer of high quality electromechanical
circuit protector devices and photo-optic sensors.
    10% Senior Secured Note due 2004                  $    609,000         7/29/94           610,827           609,000      662,897
    11% Senior Subordinated Note due 2004             $    261,000         7/29/94           257,059           261,000      289,005
    11% Cumulative Preferred Stock                         34 shs.         7/29/94            29,734            33,640       36,610
    Common Stock (B)                                   25,282 shs.         7/29/94             8,410             8,410       34,700
    Warrant, exercisable until 2004, to purchase
    32,718 shares of common stock at $.01
    per share (B)                                      32,718 shs.         7/29/94               327                --       44,660
                                                                                        ------------      ------------ ------------
                                                                                             906,357           912,050    1,067,872
                                                                                        ------------      ------------ ------------

Corrections Corporation of America - O.T.C.
An operator of private prisons and correctional
facilities for federal, state and local governments.
    11.08% Senior Secured Note due 2000               $    305,100        12/11/90           304,924           304,718      332,193
                                                                                        ------------      ------------ ------------

Discount Auto Parts
A retailer of auto parts.
    9.8% Senior Secured Note due 2003                 $  1,200,000         11/2/89         1,159,320         1,200,000    1,311,720
                                                                                         ------------      ------------ ------------


Duty Free International, Inc.
A retailer of duty free merchandise.
    10.42% Senior Note due 1996                       $    150,000         3/23/89           145,230           150,000      150,525
                                                                                         ------------      ------------ ------------



--------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1995


                                                      Shares, Units,
                                                       Warrants or                        Fair Value                   Fair Value
                                                        Principal       Acquisition     at Acquisition       Cost      at 12/31/95
Corporate Restricted Securities: (A)(Continued)           Amount            Date             Date          (Note 2B)    (Note 2A)
                                                      --------------    -----------     --------------    ------------ ----------

Elgin National Industries, Inc.
An operator in the specialty fastener, mineral
processing equipment, engineering, construction
and electrical distribution industries.
    13% Senior Subordinated Note due 2001             $  1,333,333         9/24/93      $  1,330,578      $  1,322,145 $  1,385,333
    10% Preferred Stock                                 1,559 shs.         9/24/93           117,976           155,950      125,680
    Common Stock (B)                                      107 shs.         9/24/93            10,717            10,717       20,118
    Warrant, exercisable from 1998 until 2001,
    to purchase 112 shares of common stock at
    $.01 per share (B)                                    112 shs.         9/24/93                11            11,188           11
                                                                                        ------------      ------------ ------------
                                                                                           1,459,282         1,500,000    1,531,142
                                                                                        ------------      ------------ ------------

Exide Corporation - N.Y.S.E.
A manufacturer of lead acid batteries.
    2.9% Convertible Senior Subordinated Note
    due 2005, convertible into 2,509 shares of
    common stock at $57.65 per share (C)              $    200,000        12/11/95           144,500           144,834      144,500
                                                                                          ------------      ------------ -----------


Exide Electronics Group, Inc. - O.T.C.
A manufacturer and servicer of uninterruptible
power systems.
    Common Stock (B)                                  114,679 shs.          9/2/92         1,486,200         1,500,000    1,606,938
                                                                                        ------------      ------------ ------------

Fay's, Inc. - N.Y.S.E.
An operator of a discount drug store chain.
    9.95% Mortgage Note due 2004                      $  1,227,500        12/14/89         1,193,990         1,227,500    1,296,977
                                                                                        ------------      ------------ ------------

Firth Rixson, Inc.
A U.S. subsidiary of Johnson & Firth Brown;
a producer of specialty metal components, steel
and iron castings, and specialty engineering.
    9.82% Senior Guaranteed Note due 2001             $    357,026          4/5/91           356,966           357,026      369,379
                                                                                        ------------      ------------ ------------

Fleming Acquisition Corporation
A supplier of high quality, premium printed
labels for distilled spirits, wine, food and
household products.
    15% Senior Subordinated Note due 2005             $  1,385,300            *            1,379,026         1,303,632    1,480,470
    Common Stock (B)                                      270 shs.         4/28/95            70,559           135,000        6,893
    Warrant, exercisable until 2005, to purchase
    190 shares of common stock at $.01 per
    share (B)                                             190 shs.         4/28/95            49,116            85,227        4,846
    Incentive Warrant, exercisable from 1998 until
    2000, to purchase 10 shares of common stock
    at $.01 per share (B)                                  10 shs.         4/28/95             1,656             1,136          245
                                                                                        ------------      ------------ ------------
                                                                                           1,500,357         1,524,995    1,492,454
                                                                                        ------------      ------------ ------------

*4/28/95, 8/1/95 and 11/1/95.

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1995


                                                      Shares, Units,
                                                       Warrants or                        Fair Value                   Fair Value
                                                        Principal       Acquisition     at Acquisition      Cost       at 12/31/95
Corporate Restricted Securities: (A) (Continued)          Amount            Date             Date         (Note 2B)     (Note 2A)
                                                      --------------    -----------     --------------    ------------ -----------


Forschner Enterprises, Inc.
Acquires controlling or substantial interests in
manufacturing and marketing entities.
    3% Convertible Preferred Stock, convertible
    into 25,000 shares of common stock at $10
    per share (B)                                      25,000 shs.         7/21/94      $    250,000      $    250,000 $    237,500
                                                                                        ------------      ------------ ------------

Grand Metropolitan PLC -
London Stock Exchange
A leading international branded consumer products
group.
    6.5% Convertible Senior Debenture due 2000,
    convertible into 686 shares of common stock
    at Pounds 4.37 per share (C)                      $    300,000         1/17/95           300,000           300,000      348,000
                                                                                        ------------      ------------ ------------

Hardy Oil & Gas USA, Inc.
Engages in exploration and development of oil
and gas reserves.
    8.46% Guaranteed Senior Note due 2004             $  1,500,000         1/11/95         1,452,600         1,500,000    1,450,650
    Warrant, exercisable until 2004, to purchase
    135,000 shares of common stock at Pounds 1.86
    per share (B)                                     135,000 shs.         1/11/95            13,500                --       22,950
                                                                                        ------------      ------------ ------------
                                                                                           1,466,100         1,500,000    1,473,600
                                                                                        ------------      ------------ ------------

Hein-Werner Corp. - A.S.E.
A manufacturer of automotive service and collision
repair equipment and hydraulic cylinders.
    8% Convertible Subordinated Note due 1999,
    convertible into 227,617 shares of common
    stock at $6.59 per share                          $  1,500,000         9/29/89         1,459,650         1,500,000    1,486,485
                                                                                        ------------      ------------ ------------
Highland Homes Holdings, Inc.
    A single family homebuilder operating in the
    Dallas-Fort Worth and Atlanta areas.
    9.75% Senior Note due 2001                        $    750,000        11/18/93           742,575           739,765      769,500
    Warrant, exercisable until 2001, to purchase
    5 shares of common stock at $17,897.31
    per share (B)                                           5 shs.        11/18/93                 1            10,235           52
                                                                                        ------------      ------------ ------------
                                                                                             742,576           750,000      769,552
                                                                                        ------------      ------------ ------------

Hunton & Williams
A major law firm in Richmond, Virginia.
    10.06% Senior Secured Note due 2000               $    262,375        12/21/90           254,294           262,375      273,421
                                                                                        ------------      ------------ ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1995


                                                      Shares, Units,
                                                       Warrants or                        Fair Value                   Fair Value
                                                        Principal       Acquisition     at Acquisition        Cost     at 12/31/95
Corporate Restricted Securities: (A) (Continued)          Amount            Date             Date           (Note 2B)   (Note 2A)
                                                      --------------    -----------     --------------    ------------ ----------


Intermetrics, Inc.
A provider of software systems, services and
products to a variety of information technology
users.
    13% Senior Subordinated Note due 2002             $    400,000         8/31/95      $    406,760      $    349,405 $    419,880
    Senior Revolving Floating Rate Term Note
    due 2002                                          $    666,640         8/31/95           660,440           666,640      660,640
    Common Stock (B)                                    5,542 shs.         8/31/95            25,978            34,638       25,978
    Warrant, exercisable until 2007, to purchase
    10,588 shares of Class D common stock at
    $.01 per share (B)                                 10,588 shs.         8/31/95             1,059            52,000        1,059
                                                                                        ------------      ------------ ------------
                                                                                           1,094,237         1,102,683    1,107,557
                                                                                        ------------      ------------ ------------

Jackson Products, Inc.
Manufactures and distributes a variety of
industrial and highway safety products.
    12.25% Senior Subordinated Note due 2004          $    985,000         8/16/95           962,148           966,226    1,025,878
    13.25% Cumulative Exchangeable Preferred
    Stock                                               4,928 shs.         8/16/95           407,467           411,708      429,205
    Common Stock (B)                                   21,713 shs.         8/16/95            21,702            21,702       21,702
    Warrant, exercisable until 2005, to purchase
    99,919 shares of common stock at $.01
    per share (B)                                      99,919 shs.         8/16/95               999            99,866          999
                                                                                        ------------      ------------ ------------
                                                                                           1,392,316         1,499,502    1,477,784
                                                                                        ------------      ------------ ------------

Kuhlman Corporation - N.Y.S.E.
A manufacturer of non-automotive engine
components.
    Warrant, exercisable until 2002, to purchase
    50,000 shares of common stock at $8.32
    per share (B)                                      50,000 shs.         4/30/92            53,000            81,000      180,185
                                                                                        ------------      ------------ ------------

Latin Communications Group
An operator of Spanish-language media in
North America.
    10.4% Senior Secured Note due 2001                $    875,000         2/14/95           876,138           875,000      915,338
    Senior Secured Revolving Floating Rate
    Note due 2002                                     $    287,500            *              287,500           287,500      281,980
    Secured Floating Rate Term Note
    due 1998                                          $     93,750        11/30/95            91,294            93,750       91,378
    7% Convertible Preferred Series A Stock,
    convertible into 9,000 shares of common
    stock at $10 per share                              9,000 shs.         2/14/95            80,275            90,000       82,935
    Convertible Preferred Series B Stock,
    convertible into 16,000 shares of common
    stock at $10 per share                             16,000 shs.         2/14/95           120,000           160,000      120,000
    Common Stock                                        5,938 shs.        11/30/95            46,895            62,502       44,874
                                                                                        ------------      ------------ ------------
                                                                                           1,502,102         1,568,752    1,536,505
                                                                                        ------------      ------------ ------------

*7/13/95 and 11/30/95.

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1995


                                                      Shares, Units,
                                                       Warrants or                        Fair Value                   Fair Value
                                                        Principal       Acquisition     at Acquisition        Cost     at 12/31/95
Corporate Restricted Securities: (A) (Continued)          Amount            Date             Date           (Note 2B)   (Note 2A)
                                                      --------------    -----------     --------------    ------------ ----------

Maloney Industries, Inc.
Engineers and manufactures process systems for
the oil and gas industry.
    13% Subordinated Note due 2004                    $  1,125,000        10/26/95      $  1,189,125      $  1,125,000 $  1,211,850
    Limited Partnership Interest (B)                      284 uts.        10/20/95           253,125           337,500      253,125
    Warrant, exercisable until 2004, to purchase 148
    shares of common stock at $.01 per share (B)          148 shs.        10/26/95               148                --          148
                                                                                        ------------      ------------ ------------

                                                                                           1,442,398         1,462,500    1,465,123
                                                                                        ------------      ------------ ------------
Maxtec International Corp.
A manufacturer and distributor of precision
test and measurement equipment and overhead
crane control systems.
    12.5% Subordinated Secured Note due 2003          $    329,670         6/28/95           336,560           246,834      344,176
    Senior Revolving Credit Facility due 2001         $    329,670         6/28/95           325,516           329,670      325,813
    Floating Rate Senior Secured Note due 2001        $    494,505         6/28/95           490,301           494,505      490,599
    Common Stock (B)                                   38,462 shs.         6/28/95            96,059           115,386       86,540
    Warrant, exercisable until 2005, to purchase
    19,781 shares of common stock at $.01
    per share (B)                                      19,781 shs.         6/28/95            49,291            85,714       19,781
                                                                                        ------------      ------------ ------------
                                                                                           1,297,727         1,272,109    1,266,909
                                                                                        ------------      ------------ ------------

Nu Horizon Electronics Corp. - O.T.C.
A distributor of high technology active and passive
electronics devices.
    8.25% Convertible Subordinated Note due
    2002, convertible into 117,566 shares of common
    stock at $9 per share                             $  1,058,097         8/31/94         1,070,477         1,058,097    1,773,787
                                                                                        ------------      ------------ ------------

PAR Acquisition Corp.
A manufacturer of fuel handling systems for
nuclear power plants and hazardous waste.
    14.5% Senior Subordinated Note due 2000           $    833,333          2/5/93           832,000           833,333      881,833
    8% Convertible Preferred Stock due 2001,
    convertible into 83,333 shares of common
    stock at $2 per share                              83,333 shs.          2/5/93           166,667           166,667      150,847
    Common Stock (B)                                  133,333 shs.          2/5/93           333,333           333,333       44,800
                                                                                        ------------      ------------ ------------
                                                                                           1,332,000         1,333,333    1,077,480
                                                                                        ------------      ------------ ------------

Penske Truck Leasing, L.P.
A full service maintenance truck leasing company.
    9.73% Senior Secured Note due 1996                $    750,000        11/15/89           732,750           750,000      765,675
                                                                                        ------------      ------------ ------------


Pharmaceutical Buyers, Inc.
A group purchasing organization which specializes
in arranging and negotiating contracts for the
purchase of pharmaceutical goods and medical
equipment.
    10.5% Senior Secured Note due 2005                $    483,750        11/30/95           504,116           483,750      508,905
    10.5% Senior Secured Convertible Note due
    2005, convertible into 2 shares of common
    stock at $50,000 per share                        $     97,500        11/30/95           102,677            97,500      103,935
    Common Stock (B)                                        3 shs.        11/30/95           126,750           169,000      126,750
                                                                                        ------------      ------------ ------------
                                                                                             733,543           750,250      739,590
                                                                                        ------------      ------------ ------------

--------------------------------------------------------------------------------
                                                                             15

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1995


                                                      Shares, Units,
                                                       Warrants or                        Fair Value                   Fair Value
                                                        Principal       Acquisition     at Acquisition        Cost     at 12/31/95
Corporate Restricted Securities: (A) (Continued)          Amount            Date             Date           (Note 2B)   (Note 2A)
                                                      --------------    -----------     --------------    ------------ ----------

Piedmont Holding, Inc.
A general aviation fixed based operator
with repair, maintenance and overhaul
certification.
    12% Senior Subordinated Note due 2001             $  1,357,151         7/15/92      $  1,368,280      $  1,357,151 $  1,468,166
    Senior Redeemable Cumulative
     Preferred Stock                                  140,983 shs.         7/15/92           140,983           140,983      140,983
    Common Stock (B)                                    1,887 shs.         7/15/92             1,283             1,887       40,804
    Warrant, exercisable until 2001, to
    purchase 2,521 shares of common stock
    at $.05 per share (B)                               2,521 shs.         7/15/92             1,613                --       54,413
                                                                                        ------------      ------------ ------------
                                                                                           1,512,159         1,500,021    1,704,366
                                                                                        ------------      ------------ ------------

PRN Holdings, Inc.
Rents critical care equipment to
hospitals and other healthcare
providers.
    10.25% Senior Subordinated Note due 2004          $  1,500,000         9/30/94         1,471,875         1,471,875    1,593,150
    Warrant, exercisable from 1997
    until 2004, to purchase 17 shares of
    common stock at $.01 per share (B)                     17 shs.         9/30/94             1,000            28,125      179,093
                                                                                        ------------      ------------ ------------
                                                                                           1,472,875         1,500,000    1,772,243
                                                                                        ------------      ------------ ------------

Protein Genetics, Inc.
A producer of bovine artificial
insemination products, related
breeding and healthcare products,
and specialty genetics sold to the
dairy and beef industries.
    11.67% Senior Secured Note due 2004               $    400,000         8/12/94           394,720           400,000      427,200
    11.51% Junior Secured Note due 1999               $    266,667         8/12/94           261,014           266,667      273,067
    9.8% Redeemable Exchangeable Preferred Stock        3,333 shs.         8/12/94           282,634           333,333      313,367
    Common Stock (B)                                      497 shs.         8/12/94                 5                --       36,573
                                                                                        ------------      ------------ ------------
                                                                                             938,373         1,000,000    1,050,207
                                                                                        ------------      ------------ ------------

Quad-Graphics Inc.
A commercial printing company.
    10.48% Secured Note due 2000                      $    914,597           *               900,878           914,597      973,223
                                                                                        ------------      ------------ ------------

RailTex, Inc. - O.T.C.
An operator of short-line railroads in
the Midwest, West and Canada.
    12% Senior Subordinated Note due 2002             $    750,000         2/16/93           799,575           750,000      892,875
        Common Stock                                   62,500 shs.         2/16/93           600,075           600,000    1,246,875
                                                                                        ------------      ------------ ------------
                                                                                           1,399,650         1,350,000    2,139,750
                                                                                        ------------      ------------ ------------

Rent-Way, Inc. - O.T.C.
Operates nineteen rent-to-own stores in
Ohio, Pennsylvania and Florida.
    10% Convertible Subordinated Note
    due 2002, convertible into 94,877
    shares of common stocK at $10.54
    per share (C)                                     $  1,000,000         7/18/95         1,000,000         1,000,000    1,044,540
    Warrant, exercisable until 2002, to
    purchase 10,000 shares of common
    stock at $10.54 per share (B) (C)                  10,000 shs.         7/18/95                --                --          100
                                                                                        ------------      ------------ ------------
                                                                                           1,000,000         1,000,000    1,044,640
                                                                                        ------------      ------------ ------------

*6/7/89, 8/3/89 and 9/28/89.


--------------------------------------------------------------------------------
16

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
-------------------------------------------------------------------------------
December 31, 1995


                                                      Shares, Units,
                                                       Warrants or                        Fair Value                   Fair Value
                                                        Principal       Acquisition     at Acquisition       Cost     at 12/31/95
Corporate Restricted Securities: (A) (Continued)          Amount            Date             Date          (Note 2B)    (Note 2A)
                                                      --------------    -----------     --------------    ------------ -----------

Rogers Cablesystems Limited
A provider of cable television service in Canada.
    11.09% Senior Subordinated Note due 2000          $    500,000         6/20/90      $    493,450      $    500,000 $    538,300
                                                                                        ------------      ------------ ------------


Sandoz Capital BVI Ltd.
A manufacturer of chemicals and pharmaceuticals.
    2% Convertible Note due 2002, convertible
    into 885 shares of common stock at $91.72
    per share (C)                                     $    100,000         9/28/95            81,170            81,703       94,500
                                                                                        ------------      ------------ ------------

A.T. Sentinel, Inc.
A leveraged lease transaction guaranteed by E.I.
Dupont, the chemical company.
    9.52% First Preferred Ship Mortgage Note
    due 1998                                          $  1,263,489         8/22/89         1,249,843         1,282,442    1,296,593
                                                                                        ------------      ------------ ------------

Sequentia, Inc.
A manufacturer and distributor of fiberglass
reinforced panels used in commercial, industrial
and residential applications.
    12% Subordinated Note due 2004                    $  1,140,770        12/14/95         1,209,142           901,893    1,217,013
    Partnership Interest of KS Holdings, L.P. (B)       3,593 uts.        12/14/95           265,425           359,300      269,475
    Warrant, exercisable until 2004, to purchase
    2,725 shares of common stock at $.01
    per share (B)                                       2,725 shs.        12/14/95             2,725           239,547        2,725
                                                                                        ------------      ------------ ------------
                                                                                           1,477,292         1,500,740    1,489,213
                                                                                        ------------      ------------ ------------

Southern Credit Corporation
A diversified secured lending and leasing company.
    10.58% Senior Note due 1996                       $  195,000           4/13/89           190,047           195,000      196,775
                                                                                        ------------      ------------ ------------

Staples, Inc. - O.T.C.
An owner and operator of high volume office
superstores.
    4.5% Convertible Note due 2000, convertible
    into 17,424 shares of common stock at $33
    per share (C)                                     $    575,000         9/12/95           575,000           575,000      575,000
                                                                                        ------------      ------------ ------------

Star International Holdings, Inc.
A manufacturer of commercial cooking appliances.
    9.65% Senior Secured Note due 2004                $    438,805         5/29/94           418,752           438,805      445,958
    10.5% Subordinated Note due 2004                  $    179,104         5/29/94           162,913           179,104      179,516
    Common Stock (B)                                    1,077 shs.         5/29/94            58,414            64,904       58,414
    Warrant, exercisable until 2004, to purchase 806
    shares of common stock at $.01 per share (B)          806 shs.         5/29/94                 8                --            8
                                                                                        ------------      ------------ ------------
                                                                                             640,087           682,813      683,896
                                                                                        ------------      ------------ ------------

Steerage Corporation
A manufacturer and designer of marine electronic
devices including navigation and control systems,
sensors, radar and communication systems.
    10% Subordinated Note due 2003                    $    617,647        11/12/93           614,065           617,647      657,485
    Class A Common Stock (B)                           17,647 shs.        11/12/93           136,059           132,353      165,574
                                                                                        ------------      ------------ ------------
                                                                                             750,124           750,000      823,059
                                                                                        ------------      ------------ ------------


--------------------------------------------------------------------------------
                                                                              17

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
-------------------------------------------------------------------------------
December 31, 1995


                                                      Shares, Units,
                                                       Warrants or                        Fair Value                    Fair Value
                                                        Principal       Acquisition     at Acquisition       Cost       at 12/31/95
Corporate Restricted Securities: (A) (Continued)          Amount            Date             Date          (Note 2B)     (Note 2A)
                                                      --------------    -----------     --------------    ------------  ----------

Stonehurst I LLC
A wholly owned subsidiary of Tenneco, Inc.,
whose business includes natural gas, auto
parts and packaging.
    Floating Rate Subordinated Note due 2004          $  1,444,500        12/29/94      $  1,444,500      $  1,444,500 $  1,439,878
    5.05% Membership Interest (B)                     $     55,500        12/29/94            55,000            55,500       55,500
                                                                                        ------------      ------------ ------------
                                                                                           1,499,500         1,500,000    1,495,378
                                                                                        ------------      ------------ ------------

Tele-Communications, Inc.
An owner and operator of cable television systems.
    9.68% Senior Note due 1999                        $    800,000        12/21/89           786,720           800,000      843,440
                                                                                        ------------      ------------ ------------

Telex Communications, Inc.
A producer of electronic and communications products.
    Warrant, exercisable until 2004, to purchase
    5,544 shares of common stock at $.01 per share (B)  5,544 shs.         5/30/89                55                 6        1,467
                                                                                        ------------      ------------ ------------

Terminal 91 Realty, L.P.
A subsidiary of Arctic Alaska Fisheries Corporation,
which operates a cold storage facility. Arctic Alaska
Fisheries is the Guarantor of the loan.
    9.75% Guaranteed Mortgage Note due 1996           $    441,200         3/28/91           431,982           441,200      441,244
                                                                                        ------------      ------------ ------------

Thermo Electron Corporation - N.Y.S.E.
Manufactures electronic medical equipment.
    4.25% Convertible Note due 2003, convertible
    into 8,818 shares of common stock at $56.70
    per share (C)                                     $    500,000        11/28/95           500,000           500,000      547,500
                                                                                        ------------      ------------ ------------

TransMontaigne Oil Company
An independent petroleum products marketing
company.
    12.75% Senior Subordinated Debenture due 2000     $  1,200,000         3/28/91         1,274,280         1,173,226    1,293,600
    Common Stock (B)                                  203,165 shs.            *              490,810           598,597      448,913
    Warrant, exercisable until 2001, to purchase
    74,606 shares of common stock at $3.60
    per share (B)                                      74,606 shs.         3/28/91             7,461            42,000        7,461
                                                                                        ------------      ------------ ------------
                                                                                           1,772,551         1,813,823    1,749,974
                                                                                        ------------      ------------ ------------

Turner Broadcasting Systems, Inc. - A.S.E.
Engages in cable TV broadcasting.
    Zero Coupon Convertible Subordinated Note
    due 2007, convertible into 19,175 shares of
    common stock at $26.88 per share (C)              $  1,500,000         6/23/94           586,875           657,176      678,750
                                                                                        ------------      ------------ ------------



*3/28/91, 12/18/91, 9/30/92, 9/30/93, 9/30/94, 3/31/95 and 5/9/95.


-------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1995


                                                      Shares, Units,
                                                       Warrants or                        Fair Value                   Fair Value
                                                        Principal       Acquisition     at Acquisition       Cost      at 12/31/95
Corporate Restricted Securities: (A) (Continued)          Amount            Date             Date          (Note 2B)    (Note 2A)
                                                      --------------    -----------     --------------    -----------  ----------


Unidata, Inc.
A manufacturer and distributor of database
management software.
    11.5% Senior Subordinated Note due 2003           $  1,250,000        12/14/95      $  1,269,250      $  1,188,263 $  1,275,875
    Common Stock                                       62,500 shs.        12/14/95           187,500           250,000      187,500
    Warrant, exercisable from 1997 until 2003,
    to purchase 31,250 shares of common stock
    at $1 per share (B)                                31,250 shs.        12/14/95               313            62,125          313
                                                                                        ------------      ------------ ------------
                                                                                           1,457,063         1,500,388    1,463,688
                                                                                        ------------      ------------ ------------

United States Filter Corporation - N.Y.S.E.
A designer and manufacturer of systems and
equipment for the water and wastewater treatment
industry.
    6% Convertible Note due 2005, convertible into
    9,091 shares of common stock at $27.50
    per share (C)                                     $    250,000         9/13/95           250,000           250,000      291,250
                                                                                        ------------      ------------ ------------
Unocal Corporation - N.Y.S.E.
An integrated crude oil and natural gas company
with interest in chemical geothermal energy
and metals.
    $3.50 Convertible Preferred Stock, convertible
    into 8,130 shares of common stock at $30.75
    per share (C)                                       5,000 shs.         7/21/92           250,000           250,000      271,250
                                                                                        ------------      ------------ ------------
Uno-Ven Company
A partnership in an oil refinery and related
midwestern marketing operations.
    10.1% Senior Secured Note due 2003                $    857,143         12/1/89           835,888           857,143      954,000
                                                                                        ------------      ------------ ------------

USAir, Inc.
A domestic and international airline.
    10.8% Series A Secured Loan Certificates
    due 2003                                          $    572,835         6/29/94           486,910           494,034      529,185
                                                                                        ------------      ------------ ------------

U.S. Netting, Inc.
A manufacturer of plastic netting for a wide
variety of industries.
    11% Senior Secured Note due 2005                  $    838,800          5/3/95           927,545           838,800      947,257
    12% Subordinated Note due 2005                    $    326,200          5/3/95           326,200           308,843      381,980
    Common Stock (B)                                    2,457 shs.          5/3/95            81,376           195,720       81,376
    Warrants, exercisable until 2005, to purchase
    1,398 shares of common stock at $.01
    per share (B)                                       1,398 shs.          5/3/95            46,291            17,971       46,291
                                                                                        ------------      ------------ ------------
                                                                                           1,381,412         1,361,334    1,456,904
                                                                                        ------------      ------------ ------------

Valero Energy Corporation
An owner and operator of a specialized petroleum
refinery and engages in petroleum product
marketing operations.
    10.58% Senior Note due 2000                       $    357,143        12/20/90           363,098           357,143      366,286
                                                                                        ------------      ------------ ------------

     Total Corporate Restricted Securities                                              $ 61,805,819        62,704,806   69,576,592
                                                                                        ============      ------------ ------------



--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1995



                                                                                                                      Market Value
                                                        Interest            Due           Principal          Cost      at 12/31/95
Corporate Public Securities:                              Rate              Date            Amount         (Note 2B)    (Note 2A)
                                                      --------------    -----------     --------------    ----------- ------------

Convertible Bonds - 2.60%
     General Instrument Corporation                         5.000%         6/15/01      $    500,000      $   498,876 $    547,500
     Leucadia National Corporation                          5.250           2/1/03         1,000,000        1,000,000    1,020,000
     Magna International, Inc.                              5.000         10/15/02           375,000          380,625      380,625
     Savoy Pictures Entertainment, Inc.                     7.000           7/1/03           650,000          505,375      533,000
                                                                                        ------------      ----------- ------------
Total Convertible Bonds                                                                 $  2,525,000        2,384,876    2,481,125
                                                                                        ============      ----------- ------------


Bonds - 18.80%
     American Airlines                                       9.780        11/26/11      $  1,000,000        1,000,000    1,182,200
     American Rice, Inc.                                    13.000         7/31/02           750,000          706,256      705,000
     CF Cable TV, Inc.                                       9.125         7/15/07           350,000          350,000      359,188
     Central Rents, Inc.                                    12.875        12/15/03           930,000          869,288      930,000
     Chesapeake Energy Corporation                          12.000          3/1/01           450,000          430,598      483,750
     Comdisco Inc.                                           7.750          9/1/99         1,500,000        1,598,265    1,585,350
     Continental Cablevision, Inc.                           8.875         9/15/05           500,000          454,375      523,750
     Data Documents, Inc.                                   13.500         7/15/02         1,429,000        1,433,158    1,557,610
     Decorative Home Accents, Inc.                          13.000         6/30/02           500,000          500,000      495,000
     Florist Transworld Delivery, Inc.                      14.000        12/15/01           375,000          361,973      386,250
     GMAC 1992-E Grantor Trust                               4.750         8/15/97           193,000          194,296      192,154
     Harvard Industries, Inc.                                9.250         1/15/04           250,000          252,063      250,000
     Honda Auto Receivables 1992-A Grantor Trust             4.900         6/15/98            97,662           97,494       97,326
     Hosiery Corporation of America                         13.750          8/1/02           500,000          493,900      540,000
     IVAC Corp.                                              9.250         12/1/02            50,000           50,000       51,750
     Imax Corporation                                        7.000          3/1/01           500,000          449,557      491,250
     Jordan Industries, Inc.                                10.375          8/1/03           500,000          490,625      445,000
     Key Plastics, Inc.                                     14.000        11/15/99           350,000          354,913      357,000
     Northwest Airlines Corp.                               12.092        12/31/00           981,779        1,013,687    1,040,686
     Pathmark Stores, Inc.                                   9.625          5/1/02           750,000          743,750      729,375
     Peoples Telephone Company, Inc.                        12.250         7/15/02           250,000          250,000      200,000
     Red Roof Inns, Inc.                                     9.625        12/15/03           500,000          466,250      490,000
     RXI Holdings, Inc.                                     14.000         7/15/02         1,400,000        1,376,208    1,358,000
     Sealy Corporation                                       9.500          5/1/03           500,000          482,250      502,500
     Super Rite Corporation                                 10.625          4/1/02         1,000,000        1,089,200    1,095,000
     Telex Communications, Inc.                             12.000         7/15/04           750,000          750,000      761,250
     USG Corporation                                         9.250         9/15/01           500,000          475,625      535,000
     Van De Kamps, Inc.                                     12.000         9/15/05           150,000          150,000      156,000
     Venture Holdings Trust                                  9.750          4/1/04           500,000          463,750      417,500
                                                                                        ------------      -----------  -----------
Total Bonds                                                                              $17,506,441       17,347,481   17,917,889
                                                                                        ============      -----------  -----------


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1995

                                                                                Market Value
                                                   Warrants or      Cost         at 12/31/95
Corporate Public Securities: (Continued)             Shares       (Note 2B)       (Note 2A)
                                                   -----------    ---------      ------------
Warrants - .25%
     Central Rents, Inc. (B)                          930 shs.    $    33,712    $    55,800
     Data Documents, Inc. (B)                      15,817 shs.             --        134,447
     Florist Transworld Delivery,
      Inc. (B)                                        375 shs.         13,750         18,750
     RXI Holdings, Inc. (B)                         1,400 shs.         25,270         28,000
                                                                  -----------    -----------
Total Warrants                                                         72,732        236,997
                                                                  -----------    -----------


Common Stock - 4.81%
     Allmerica Financial Corporation                3,000 shs.         63,000         81,000
     Amerisource Health Corporation (B)             9,481 shs.          3,216        324,735
     Arbor Software Corporation (B)                   150 shs.          2,550          7,088
     Ascent Entertainment Group, Inc. (B)          22,500 shs.        341,064        354,375
     Benson Petroleum, LTD (B)                    100,000 shs.         77,204         76,000
     Boston Beer Company (B)                        1,500 shs.         30,000         35,625
     CKS Group, Inc. (B)                              600 shs.         10,200         23,400
     Canadian National Railway Company (B)          3,000 shs.         36,000         46,500
     Computer Horizons Corporation                 11,100 shs.        146,925        421,800
     Data Documents, Inc. (B)                       4,500 shs.         40,500         38,813
     Decorative Home Accents, Inc. (B)                500 shs.             --          5,000
     DST Systems, Inc. (B)                          1,500 shs.         31,500         42,750
     Estee Lauder Cosmetics, Inc. (B)               1,500 shs.         39,000         52,313
     Extended Stay America, Inc. (B)                4,500 shs.         58,500        123,750
     Foodbrands America Inc. (B)                   22,500 shs.        177,188        270,000
     Gucci Group NV (B)                             1,500 shs.         33,000         58,313
     Harvard Industries, Inc. (B)                   7,500 shs.        178,500        191,250
     Lexmark International Group, Inc. (B)         14,700 shs.        294,000        268,275
     MSC Industrial Direct Company (B)              3,000 shs.         57,000         82,500
     Neuromedical Systems, Inc. (B)                 3,000 shs.         45,000         60,375
     Pete's Brewing Company (B)                       300 shs.          5,400          4,200
     Sandisk Corporation (B)                          300 shs.          3,000          4,500
     Scopus Technology, Inc. (B)                      150 shs.          1,800          3,788
     Southwest Airlines                            35,715 shs.        500,000        830,374
     Staffing Resources, Inc.                      45,000 shs.        247,500        663,750
     Total Renal Care Holdings, Inc. (B)            7,500 shs.        116,250        221,250
     United States Filter Corporation (B)           7,500 shs.        169,687        199,688
     Western Transmedia Co., Inc. (B)              54,000 shs.        188,723         87,750
                                                                  -----------    -----------

Total Common Stock                                                  2,896,707      4,579,162
                                                                  -----------    -----------

Convertible Preferred Stock - 1.24%
     Integon Corp.                                 10,000 shs.        500,000        600,000
     Occidental Petroleum Corporation               7,900 shs.        395,000        490,788
     RXI Holdings, Inc.                            93,333 shs.         93,333         93,333
                                                                  -----------    -----------

Total Convertible Preferred Stock                                     988,333      1,184,121
                                                                  -----------    -----------
Total Corporate Public Securities                                  23,690,129     26,399,294
                                                                  -----------    -----------

--------------------------------------------------------------------------------

December 31, 1995


                                                                                            Market Value
                                         Interest/     Due        Principal        Cost      at 12/31/95
Short Term Securities:                     Yield       Date         Amount       (Note 2B)    (Note 2A)
                                         ---------     ----       ---------      ---------  ------------
Commercial Paper- 12.19%
     ConAgra, Inc.                         5.913%     1/3/96   $ 1,305,000    $ 1,304,572    $ 1,304,572
     Cox Enterprises, Inc.                 6.072      1/8/96     1,390,000      1,388,362      1,388,362
     GTE Corporation                       5.824     1/12/96     1,500,000      1,497,337      1,497,337
     ORIX Credit Alliance, Inc.            6.014      1/4/96     1,500,000      1,499,250      1,499,250
     Pennsylvania Power & Light Company    6.014      1/5/96     1,500,000      1,499,000      1,499,000
     Public Service Company of Colorado    6.214      1/9/96     1,500,000      1,497,933      1,497,933
     SUPERVALU, Inc.                       5.811      1/2/96     1,500,000      1,499,759      1,499,759
     Texas Utilities Electric Co.          5.822     1/22/96     1,430,000      1,425,162      1,425,162
                                                               -----------    -----------    -----------
Total Short Term Securities                                    $11,625,000     11,611,375     11,611,375
                                                               ===========    -----------    -----------

Total Investments - 112.91%                                                   $98,006,310    107,587,261
                                                                              ===========    -----------
Other Assets      -   2.83                                                                     2,699,289
Liabilities       - (15.74)                                                                  (15,000,407)
                   -------                                                                   -----------
Total Net Assets  - 100.00%                                                                 $ 95,286,143
                    ======                                                                  ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non income producing security.
(C) Indicates that securities are eligible for sale under S.E.C. Rule 144A.

--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
--------------------------------------------------------------------------------
December 31, 1995

                            INDUSTRY CLASSIFICATION

                                                Fair Value
                                                at 12/31/95
Corporate Restricted Securities:                 (Note 2A)
                                                -----------
ADVERTISING - 1.91%
Ammirati & Puris, Inc.                           $  281,175
Latin Communications Group                        1,536,505
                                                -----------
                                                  1,817,680
                                                -----------
APPAREL MANUFACTURING - .20%
Columbia Sportswear Company                         190,913
                                                -----------
BUILDING MATERIALS - .81%
Highland Homes Holdings, Inc.                       769,552
                                                -----------
CHEMICAL - 1.36%
A.T.-Sentinel, Inc.                               1,296,593
                                                -----------
COMMUNICATIONS - 2.42%
Classic Sports Partners, L.P.                       240,000
Rogers Cablesystems Limited                         538,300
Tele-Communications, Inc.                           843,440
Telex Communications, Inc.                            1,467
Turner Broadcasting Systems, Inc.                   678,750
                                                -----------
                                                  2,301,957
                                                -----------
ELECTRICAL EQUIPMENT/
ELECTRONICS - 12.73%
Catalina Lighting, Inc.                             358,982
CompuCom Systems, Inc.                            4,845,171
Control Devices, Inc.                             1,067,872
Exide Electronics Group, Inc.                     1,606,938
Intermetrics, Inc.                                1,107,557
Nu Horizon Electronics Corp.                      1,773,787
Steerage Corporation                                823,059
Thermo Electron Corporation                         547,500
                                                -----------
                                                 12,130,866
                                                -----------
HEALTH CARE - 2.73%
Berkshire Medical Center, Inc.                      830,274
PRN Holdings, Inc.                                1,772,243
                                                -----------
                                                  2,602,517
                                                -----------
LEASING - 2.06%
Boyle Leasing Technologies, Inc.                  1,000,600
Penske Truck Leasing, L.P.                          765,675
Southern Credit Corporation                         196,775
                                                -----------
                                                  1,963,050
                                                -----------
MANUFACTURING-INDUSTRIAL AND
CONSUMER PRODUCTS - 17.51%
Consumer Product Enterprises, Inc.                1,400,996
Contico International, Inc.                         540,050
Elgin National Industries, Inc.                   1,531,142
Exide Corporation                                   144,500
Firth Rixson, Inc.                                  369,379
Fleming Acquisition Corporation                   1,492,454
Forschner Enterprises, Inc.                         237,500
Hein-Werner Corp.                                 1,486,485
Jackson Products, Inc.                            1,477,784
Kuhlman Corporation                                 180,185
Maxtec International Corp.                        1,266,909
PAR Acquisition Corp.                             1,077,480
Sandoz Capital BVI, Ltd.                             94,500
                                                Fair Value
                                                at 12/31/95
Corporate Restricted Securities: (Continued)     (Note 2A)
                                                -----------
MANUFACTURING-INDUSTRIAL AND
CONSUMER PRODUCTS (Continued)
Sequentia, Inc.                                 $ 1,489,213
Star International Holdings, Inc.                   683,896
Unidata, Inc.                                     1,463,688
United States Filter Corporation                    291,250
US Netting, Inc.                                  1,456,904
                                                -----------
                                                 16,684,315
                                                -----------
MISCELLANEOUS - 3.96%
Allen's Creek Enterprises, Inc.                     794,700
Protein Genetics, Inc.                            1,050,207
Stonehurst I LLC                                  1,495,378
Terminal 91 Realty, L.P.                            441,244
                                                -----------
                                                  3,781,529
                                                -----------
OIL AND GAS SERVICE - 10.11%
American Exploration Company                      1,496,713
Associated Natural Gas Corporation                1,662,675
BP Prudhoe Bay Royalty Trust                        192,904
Hardy Oil & Gas USA, Inc.                         1,473,600
Maloney Industries, Inc.                          1,465,123
TransMontaigne Oil Company                        1,749,974
Unocal Corporation                                  271,250
Uno-Ven Company                                     954,000
Valero Energy Corporation                           366,286
                                                -----------
                                                  9,632,525
                                                -----------
PUBLISHING - 1.38%
The Chronicle Publishing Company                    339,500
Quad-Graphics Inc.                                  973,223
                                                -----------
                                                  1,312,723
                                                -----------
RECREATIONAL SUPPLIES/
EQUIPMENT - 1.02%
The Coast Distribution System                       972,323
                                                -----------
RETAILING - 8.80%
J. Baker, Inc.                                    1,207,011
C & S Wholesale Grocers, Inc.                       329,310
Cains Foods, L.P.                                 1,378,137
Discount Auto Parts                               1,311,720
Duty Free International, Inc.                       150,525
Fay's, Inc.                                       1,296,977
Grand Metropolitan PLC                              348,000
Pharmaceutical Buyers, Inc.                         739,590
Rent-Way, Inc.                                    1,044,640
Staples, Inc.                                       575,000
                                                -----------
                                                  8,380,910
                                                -----------
SERVICES - 6.02%
Atlantic Aviation Corporation                       760,224
Corrections Corporation of America                  332,193
Hunton & Williams                                   273,421
Piedmont Holding, Inc.                            1,704,366
RailTex, Inc.                                     2,139,750
USAir, Inc.                                         529,185
                                                -----------
                                                  5,739,139
                                                -----------
Total Corporate Restricted
Securities - 73.02%                             $69,576,592
                                                ===========

                       See Notes to Financial Statements
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                 MASSMUTUAL PARTICIPATION INVESTORS
--------------------------------------------------------------------------------

1.  History

    MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

    The Trust is a closed-end diversified management investment company, whose investment objective is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investing primarily in a portfolio of privately placed fixed-income securities, at least half of which normally will include equity features.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the financial statements in conformity with generally accepted accounting principles.

    A.  Valuation of Investments:

    Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

    The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Board of Trustees of the Trust. Each restricted security is valued by the Board at the time of the purchase thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less to the Trust. Values greater or less than cost are thereafter used for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; if it is a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and in addition, any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel are relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

    When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Board, however, considers all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

    The Board of Trustees of the Trust meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (otherwise than as Trustees) or of Massachusetts Mutual Life Insurance Company ("MassMutual"), the Trust's investment adviser and administrator. In making valuations, the Trustees will consider reports by MassMutual analyzing each portfolio security in accordance with the relevant factors referred to above. MassMutual has agreed to make such reports to the Trust at least quarterly.

    The financial statements include restricted securities valued at $69,576,592 (73.02% of net assets) as of December 31, 1995 ($55,921,260 at December 31,
    1994) whose values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

    The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 1995, subject to discount where appropriate, and are approved by the Trustees.

    Short-term securities with more than sixty days to maturity are valued at market and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------

    B.  Accounting for Investments:

    Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

    The cost basis of debt securities is not adjusted for amortization of premium or accrual of discount since the Trust does not generally intend to hold such investments until maturity; however, the Trust has elected to accrue for financial reporting purposes, certain discounts which are required to be accrued for federal income tax purposes.

    Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

    The Trust does not accrue income when payment is delinquent or when management believes payment is questionable.

    C.  Use of Estimates:

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    D. Federal Income Taxes:

    No provision for federal taxes on net investment income and short-term capital gains is considered necessary because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute such net gains.

    During the year ended December 31, 1995, net long-term capital gains, after utilization of the capital loss carryforward, for financial reporting and federal income tax purposes are $581,480 and were retained by the Trust and taxed at a rate of 35%.

3.  Utilization of Capital Loss Carryforward

    During the year ended December 31, 1995, the Trust utilized a capital loss carryforward amounting to $2,245,122.

4.  Investment Advisory and Administrative Services Fee

    Under an investment advisory and administrative services contract with the Trust, MassMutual has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objective and policies of the Trust. MassMutual has further agreed that it will request each issuer of securities which MassMutual is prepared to purchase in a private placement, and which would be consistent with the investment policies of the Trust, to offer such securities also to the Trust and that it will use its best efforts to insure that such request is acceded to. MassMutual has agreed that, subject to such orders of the Securities and Exchange Commission as may apply, it will invest concurrently with the Trust in any such investment MassMutual will also represent the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the contract, MassMutual is obligated to provide administration of the day-to-day operations of the Trust and will provide the Trust with office space and office equipment, safekeeping facilities, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of foregoing services.

    For its services under the investment advisory and administrative services contract, MassMutual is paid a quarterly advisory and administrative services fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis, provided that a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or MassMutual, approve the valuation of the Trust's net assets as of such day.

-------------------------------------------------------------------------------

5.  Note Payable

    On July 15, 1995, the Trust sold to MassMutual at par a $12,000,000 Senior Fixed Rate Convertible Note due July 15, 2002 (the "Note") which accrues at 6.93% per annum. The Note holder, at their option, can convert the principle amount of the Note into common shares. The dollar amount of principle converted would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion.

6.  Purchases and Sales of Investments

                                             For the                       For the
                                           year ended                    year ended
                                            12/31/95                      12/31/94
                                          ------------                  ------------

                                                   Cost of Investments Acquired
                                                   ----------------------------
    Corporate restricted securities       $ 29,171,853                  $ 13,156,673
    Corporate public securities             22,817,004                    34,117,261
    Short-term securities                  252,201,855                   152,389,420

                                                 Proceeds from Sales or Maturities
                                                 ---------------------------------
    Corporate restricted securities       $ 21,864,023                  $ 14,850,910
    Corporate public securities             29,025,083                    26,181,624
    Short-term securities                  241,630,659                   158,999,610

    The aggregate cost of investments is the same for financial reporting and federal income tax purposes as of December 31, 1995. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 1995 is $9,580,951 and consists of $12,085,333 appreciation and $2,504,382 depreciation.

    The aggregate cost of investments for financial reporting and federal income tax purposes as of December 31, 1994 was $83,128,113 and $83,130,147,
    respectively. The net unrealized depreciation of investments for financial reporting purposes as of December 31, 1994 was $1,638,001 and consisted of $3,500,381 appreciation and $5,138,382 depreciation. The net unrealized depreciation of investments for federal tax purposes as of December 31, 1994 was $1,640,035 and consisted of $3,500,381 appreciation and $5,140,416 depreciation.

7.  Quarterly Results of Investment Operations (Unaudited)

                                                                              Per                             Per
                                                               Amount        Share            Amount         Share
                                                            -----------    -----------     -----------    -----------
                                                                  March 31, 1995                 March 31, 1994
                                                            --------------------------     --------------------------
     Investment income                                       $ 1,961,463                    $ 1,766,038
     Net investment income                                     1,703,989        $ .19         1,510,119        $ .16
     Net realized and unrealized gain (loss) on investments    1,976,583          .21          (168,246)        (.02)

                                                                  June 30, 1995                  June 30, 1994
                                                            --------------------------    ---------------------------
     Investment income                                     1,975,401                      1,708,496
     Net investment income                                     1,685,907          .18         1,435,236          .16
     Net realized and unrealized gain (loss) on investments    6,625,469          .72        (1,900,822)        (.21)

                                                                September 30, 1995            September 30, 1994
                                                            --------------------------    ---------------------------
     Investment income                                         2,128,621                      1,806,347
     Net investment income                                     1,685,319          .18         1,537,026          .17
     Net realized and unrealized gain (loss) on investments    1,758,056          .19           233,582          .03

                                                                December 31, 1995              December 31, 1994
                                                            --------------------------    ---------------------------
     Investment income                                         2,196,938                      1,882,910
     Net investment income                                     1,666,471          .18         1,632,632          .17
     Net realized and unrealized gain (loss) on investments    3,481,928          .38          (967,124)        (.10)

--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of MassMutual Participation Investors



We have audited the accompanying statement of assets and liabilities of MassMutual Participation Investors as of December 31, 1995 and 1994, including the schedule of investments as of December 31, 1995, and the related statements of operations, cash flows and changes in net assets for each of the years then ended, and the financial highlights for each of the seven years in the period ended December 31, 1995 and for the period October 6, 1988 (inception) to December 31, 1988. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation, by correspondence with the custodian and brokers, and examination of securities owned as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Participation Investors as of December 31, 1995 and 1994, the results of its operations, its cash flows and the changes in its net assets for each of the years then ended, and the financial highlights for each of the seven years in the period ended December 31, 1995 and for the period October 6, 1988 (inception) to December 31, 1988, in conformity with generally accepted accounting principles.




                                        /s/ Coopers & Lybrand L.L.P.


Springfield, Massachusetts
January 31, 1996

--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------
MEMBERS OF THE BOARD OF TRUSTEES
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
(Standing, left to right)                                         (Seated, left to right)
RICHARD G. DOOLEY                                                 MARSHALL D. BUTLER
Retired Executive Vice President and Chief                        Chairman and Chief Executive Officer,
Investment Officer of Massachusetts Mutual                        AVX Corporation
Life Insurance Company
                                                                  MILTON COOPER
GARY E. WENDLANDT                                                 Chairman, Kimco Realty Corp.
Executive Vice President and Chief
Investment Officer of Massachusetts Mutual                        (Inset, top to bottom)
Life Insurance Company                                            MARTIN T. HART*
                                                                  President and Director,
DONALD E. BENSON*                                                 H Corporation
Executive Vice President and Director,
Marquette Bancshares Inc.                                         SUMNER L. FELDBERG
                                                                  Chairman of the Board,
DONALD GLICKMAN                                                   Waban, Inc.
Chairman, Donald Glickman & Company, Inc.

                                         *Member of the Audit Committee
------------------------------------------------------------------------------------------------------